Plan Termination	12 Months Ended
Dec. 31, 2025
Navient 401(k) Savings Plan [Member]
Plan Termination [Abstract]
Plan Termination
4.
Plan Termination

Although it has not expressed any intent to do so, the Company has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of ERISA and the Internal Revenue Code (“IRC”). In the event of Plan termination, participants would become 100% vested in their Company contributions.